                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    /X/ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Wallace Computer Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
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     2) Aggregate number of securities to which transaction applies:
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     4) Proposed maximum aggregate value of transaction:
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/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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

                                     [LOGO]
                                     Wallace
            Information Management Products. Services. Solutions(tm)


Customer Strategy
*       Total source
*       Information Management:
        Products.  Services.  Solutions
*       Superior added-value


Unique Strengths
*       Information systems
*       Sales force
*       Customer base
*       Product diversity
*       Distribution
*       Financial


Business Strategy
*       Internal Growth
*       Acquisitions and alliances


Growth Initiatives
*       W.I.N.tm
*       Office products
*       Labels
*       Electronic forms
*       Imaging and personalization
*       Health care


W.I.N.
*       157 large customers
*       Competitive difference
*       Add-on sales opportunities
*       Bonds relationship

Office Products
*       United Stationers alliance
*       Unique market positioning opportunity
*       Leverage existing relationships
*       Opportunities to expand retail penetration


Labels
*       Strong demand growth
*       Prime label acquisitions
*       Linerless labels


Electronic Forms
*       Infant market - growth explosion ahead
*       Alliance with Delrina
*       Complete solution for large organizations


Imaging and Personalization
*       Leveraging variable imaging strengths
*       New products - Direct Pak(tm), Daily Mail(tm), Convex
        Mailer
*       New applications


Health Care
*       Momentum
*       MedPlus and United Ad Label alliances
*       Consultative Assessment Programtm (CAP)

                            Wallace Computer Services
                                 Revenue Growth
                              (Dollars in millions)


                  Fiscal                          Percentage
                   Year                           Increase in
                   End            Revenue          Revenues

                   1990            $448.7             4.6%
                   1991            $459.0             2.3%
                   1992            $511.6            11.5%
                   1993            $545.3             6.6%
                   1994            $588.2             7.9%
                   1995            $712.8            21.2%

                            Wallace Computer Services
                         Operating and Net Income Growth
                              (Dollars in millions)


                          Operating Income

               Fiscal                        Percentage
                Year                     Increase (Decrease)
                 End           Revenue       in Revenues

                1990            $55.4            4.8%
                1991            $50.0           (9.7)%
                1992            $54.8            9.6%
                1993            $60.9           11.1%
                1994            $71.6           17.6%
                1995            $85.0           18.7%


                             Net Income

               Fiscal                        Percentage
                Year                     Increase (Decrease)
                 End           Revenue       in Revenues

                1990            $39.6            7.4%
                1991            $35.0          (11.6)%
                1992            $39.5           12.9%
                1993            $41.2            4.3%
                1994            $47.3           14.8%
                1995            $55.3           16.9%

                            Wallace Computer Services
                              Financial Performance
                              (Dollars in millions)



                      Fiscal 1995 Compared to Fiscal 1994

                         REVENUE                                             NET INCOME

                                             PERCENTAGE                              PERCENTAGE
                       FISCAL YEAR       INCREASE (DECREASE)    FISCAL YEAR      INCREASE (DECREASE)
                      1994      1995         IN REVENUES      1994       1995        IN REVENUES
First Quarter        $144.5    $158.4            9.6%         $11.7     $11.6           (0.1)%
Second Quarter       $153.1    $176.2           15.0%         $12.8     $13.4            4.7%
Third Quarter        $141.5    $180.1           27.3%         $11.6     $14.5           24.8%
Fourth Quarter       $149.5    $198.2           33.0%         $11.9     $15.8           32.8%

                 Summary of Research Analyst Earnings Estimates



                                      Prior
                                   Estimate for                      Current Estimate for Fiscal 1996
                      Date           FY 1996         Date             Q1         Q2         Q3         Q4       Annual    % Increase
Robert Baird     Aug. 16, 1995        $2.95       Sept. 14, 1995     $0.80      $0.80      $0.74      $0.85      $3.20       8.5%
(J. Scott)

Prudential       Aug. 16, 1995         2.90       Sept. 8, 1995       0.70       0.80       0.70       0.80       3.00       3.4%
Securities
(K. Bohringer)

Cleary Gull      July 6, 1995          2.85       Sept. 18, 1995      0.67       0.74       0.79       0.81       3.00       5.3%
(M. McDevitt)

Fourteen         April 28, 1995        2.65
(S. Schaadt)

Valueline        April 28, 1995        2.65
(E. Swort)


            HISTORICAL INFORMATION FOR WALLACE COMPUTER SERVICES (a)
                   Dollars in millions, except per share data)



                                                   For the fiscal years ended July 31,

                                        1990       1991       1992       1993       1994       1995
Net Sales                             $448.7     $459.0     $511.6     $545.3     $588.2     $712.8
COGS                                   280.3      291.0      320.5      341.6      363.5      456.8
Gross Margin                           168.4      168.0      191.0      203.7      224.7      256.0
Selling & Admin. Expenses               94.6       96.0      107.6      112.5      120.0      133.7
EBITDA                                  73.8       72.0       83.4       91.2      104.6      122.3
Depreciation                            18.4       22.0       28.6       30.3       33.0       37.3
Operating Income (EBIT)                 55.4       50.0       54.8       60.9       71.6       85.0
  Net Interest Income (expenses)         5.4        4.0        4.9        1.5        2.2        2.4

Pretax Income                           60.9       54.0       59.8       62.4       73.9       87.5
 Income Taxes                           21.3       19.0       20.3       21.2       26.6       32.2

Net Income                             $39.6      $35.0      $39.5      $41.2      $47.3      $55.3
EPS                                    $1.86      $1.63      $1.76      $1.84      $2.16      $2.46

Revenue and Margin Analysis

Revenue Growth                          4.6%       2.3%      11.5%       6.6%       7.9%      21.2%

Net Income Growth                       7.3%    (11.5%)      12.7%       4.3%      14.8%      17.0%

Gross Margin                           37.5%      36.6%      37.3%      37.4%      38.2%      35.9%

EBITDA Margin                          16.5%      15.7%      16.3%      16.7%      17.8%      17.2%

EBIT Margin                            12.4%      10.9%      10.7%      11.2%      12.2%      11.9%

Tax Rate                               35.0%      35.2%      34.0%      34.0%      36.0%      36.8%

Net Margin                              8.8%       7.6%       7.7%       7.5%       8.0%       7.8%

(a)   Based on public filings.

                            Wallace Computer Services
                   Daily Common Stock Price & Trading History




                       [Chart showing closing market price
                        and daily volume from October 13,
                           1994 to October 13, 1995.]



The participants in this solicitation include Wallace Computer Services, Inc. (the "Company") and the following directors of the Company: Theodore Dimitriou, Robert J. Cronin, Richard F. Doyle, Fred F. Canning, R. Darrell Ewers, William
N. Lane III, William E. Olsen and Neele E. Stearns, Jr. Employee participants may include Bruce D'Angelo, Michael O. Duffield, Michael R. Finger, Michael J. Halloran, Donald J. Hoffmann, Michael T. Leatherman, Michael M. Mulcahy, Michael
T. Quane, Wayne E. Richter, Bradley P. Samson and Teresa A. Sorrentino. All of the above persons are deemed to own beneficially less than 2% of the outstanding shares of Common Stock of the Company in the aggregate. For a description of interests of certain of the foregoing individuals in the solicitation, please see the Company's Solicitation/Recommendation Statement on Schedule 14D-9, which was publicly filed with the Securities and Exchange Commission and previously mailed to all of the Company's stockholders, the amendments thereto, and the Company's Proxy Statement dated October 7, 1994 for the Company's 1994 Annual Meeting of Stockholders.